Execution Version

AMENDMENT NO. 10 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 10 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of October 17, 2013, is by and among Thoroughbred Funding, Inc., a Virginia corporation (the “SPV”), Norfolk Southern Railway Company, a Virginia corporation, as originator (in such capacity, the “Originator”), and as servicer (in such capacity, the “Servicer”), the “Conduit Investors” party hereto, the “Committed Investors” party hereto, the “Managing Agents” party hereto, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as the Administrative Agent for the Investors, FIFTH THIRD BANK (“Fifth Third”) and SUMITOMO MITSUI BANKING CORPORATION (“SMBC”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and

WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Amendment to the Transfer and Administration Agreement.  Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1.     The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Rate” means for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 2.00%.

1.2.     The definition of “Commitment” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended to delete the phrase “the dollar amount set forth opposite such Committed Investor’s signature on the signature pages hereof under the heading “Commitment”” appearing in clause (b) and to insert the phrase “the dollar amount as set forth on Schedule II attached hereto for each Committed Investor” in place thereof.

1.3.     The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means October 16, 2014, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

1.4.     The definition of “FATCA” is hereby added to Section 1.1 of the Transfer and Administration Agreement to read as follows:

“FATCA” means Section 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

1.5.    The definition of “LIBO Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, for each day during a Rate Period, (a)(i) the rate per annum (carried out to the fifth decimal place) equal to the rate appearing on the page of the Reuters Screen, or such other page or service providing rate quotations comparable to those currently provided on such page as the Administrative Agent shall determine in its sole discretion, on such day that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars (for delivery on a date two Business Days later) with a term equivalent to one month or (ii) in the event the rate referenced in the preceding clause (i) is not available, then the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Rate Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Rate Period, divided by (b) one (1) minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as such requirement (expressed as a decimal) is defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect for such Rate Period.

1.6.     The introductory provision in Section 9.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

All payments and distributions made hereunder by the SPV or the Servicer (each, a “payor”) to any Investor or any Agent (each, a “recipient”) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties), but excluding franchise taxes, taxes imposed on or measured by the recipient’s net income or gross receipts, taxes based on capital, net worth or comparable basis of measurement and deductions or withholdings of United States Federal income taxes that (i) are incurred by an assignee if the related assignment is made in violation of Section 11.8, (ii) could have been avoided in whole or in part by the timely filing by any Agent or Investor of one or more United States Internal Revenue Service forms, or (iii) are imposed under FATCA (such excluded items being called “Excluded Taxes” and such remaining items being called “Taxes”).  Whether or not the payor must withhold from a recipient’s payment under FATCA, each Investor and each assignee of any Investor covenants to timely provide the payor with a valid, duly completed and executed form (as may be issued by the U.S. Internal Revenue Service), and to update and/or replace such form as necessary to maintain its validity, to allow payor to timely and properly comply with its information reporting obligations, as required by Section 1474 of the Code and regulations promulgated thereunder. In the event that any withholding or deduction from any payment made by the payor hereunder is required in respect of any Taxes, then such payor shall:

1.7.     Section 9.3 of the Transfer and Administration Agreement is hereby amended to insert the following new paragraph at the end thereof:

If any Investor or any Agent shall petition the SPV for any amounts under this Section 9.3 related to Taxes imposed under any amended or successor version of Sections 1471 through 1474 of the Code as in effect as of the date of this Agreement, or any regulations or official interpretations thereof, which do not constitute Excluded Taxes (which petition shall, notwithstanding anything to the contrary in this Section 9.3, be delivered by the applicable Investor or Agent to SPV not later than ten (10) Business Days after receipt by such Investor or Agent from SPV of the amount subject to such Taxes), then SPV may, at its sole expense and effort (including payment of any applicable processing and recordation fees), upon notice to the related Managing Agent and the Administrative Agent, either (i) require each Investor in such Managing Agent’s Investor Group to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.8), all of its respective rights, obligations and Commitment (if any), and interest in the Net Investment and the Asset Interest for all purposes of this Agreement and under the other Transaction Documents to an assignee that shall assume such rights, obligations, Commitment and interest (which assignee may be another Conduit Investor or Committed Investor, as applicable, if a Conduit Investor or Committed Investor accepts such assignment) or (ii) notwithstanding any other provision of this Agreement, so long as no event or circumstance has occurred and is continuing which constitutes a Termination Event, a Potential Termination Event or a Servicer Default, elect to terminate the rights, obligations and Commitment (if any) of such Managing Agent and each Investor in such Managing Agent’s Investor Group; provided, that it shall be a condition precedent to the effectiveness of any such assignment or termination that (x) in the case of an assignment, SPV shall have received the prior written consent of the Administrative Agent with respect to any assignee that is not already a member of an Investor Group hereunder, which consent shall not unreasonably be withheld, conditioned or delayed, (y) each member of the subject Investor Group shall have received payment of an amount equal to its Net Investment, and accrued interest and fees thereon and all other Aggregate Unpaids payable to it hereunder, from the assignee (to the extent of such Net Investment), if applicable, or SPV (in the case of all other amounts) and (z) in the case of an assignment, such assignment will result in a reduction in the amount which may be claimed under Section 9.3 in respect of such Taxes.  An Investor shall not be required to make any such assignment and delegation or be subject to such a termination if, prior to the effectiveness thereof, as a result of a waiver by such Investor or otherwise, the circumstances entitling SPV to require such assignment and delegation or effect such termination cease to exist.  Upon the effectiveness of any assignment or termination pursuant to this paragragh, each Investor and Managing Agent subject thereto shall relinquish its respective rights and be released from its respective obligations (including, without limitation, its Commitment (if any)) under this Agreement and the other Transaction Documents (except for those rights and obligations which by the express terms of this Agreement or such other Transaction Documents survive the termination thereof) and shall cease to be party to this Agreement and the Transaction Documents.

1.8.     Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.

1.9.     Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.

Section 2.       Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:

2.1.     the receipt by Bank of America, N.A. (“BofA”) of the amounts to be paid to BofA by Fifth Third, SMBC, BTMU and Citibank, N.A. (“Citi”), respectively, pursuant to the penultimate sentence of Section 3.1 of this Amendment, in each case, by wire transfer of immediately available funds to the account specified by BofA;

2.2.     the receipt by BofA, for its own account from the SPV, of an amount equal to $75,727.20, constituting all accrued Yield, fees and other Aggregate Unpaids (other than its Investor Group Net Investment) owing to BofA, as Managing Agent and Committed Investor, as of the date hereof (collectively, the “Outstanding BofA Amounts”), by wire transfer of immediately available funds to the account specified by BofA to the SPV;

2.3.     the receipt by each of BTMU, Citi, Fifth Third and SMBC, each as a Managing Agent, for the account of the Investors in the related Investor Group, of an upfront fee equal to the product of (i) 0.05% and (ii) the sum of the Commitments of the Committed Investors in the related Investor Group by wire transfer of immediately available funds to the account specified for such Managing Agent as set forth on Schedule III attached hereto; and

2.4.     the receipt by the Administrative Agent of this Amendment and the Amended and Restated Fee Letter, dated as of the Effective Date (the “Fee Letter”), duly executed by the parties hereto and thereto.

Section 3.       Assignment and Assumption.

3.1.     Effective as of the Effective Date, in each case, without recourse and without representation and warranty, (x) BofA, in its capacity as a Committed Investor, hereby sells and assigns to each of BTMU and Citi, each in its capacity as a Committed Investor, and each of BTMU and Citi, each in its capacity as a Committed Investor, hereby purchases and assumes from BofA, in its capacity as a Committed Investor, a 2.857% portion of all of BofA’s rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents, and (y) BofA, in its capacity as a Committed Investor, hereby sells and assigns to each of Fifth Third and SMBC, each in its capacity as a Committed Investor, and each of Fifth Third and SMBC, each in its capacity as a Committed Investor, hereby purchases and assumes from BofA, in its capacity as a Committed Investor, a 47.143% portion of all of BofA’s rights and obligations under the Transfer and Administration Agreement and the other Transaction Documents.  In consideration of the foregoing sales and assignments, (i) BTMU shall make (or cause to be made) a payment of $952,380.86 to BofA, (ii) Citi shall make (or cause to be made) a payment of $952,381.15 to BofA, (iii) Fifth Third shall make (or cause to be made) a payment of $15,714,285.71 to BofA and (iv) SMBC shall make (or cause to be made) a payment of $15,714,285.71 to BofA, each such payment to be made in immediately available funds to the account specified by BofA.  After giving effect to the foregoing sales and assignments, the respective Commitments of the Committed Investors will be as set forth on Schedule II of the Transfer and Administration Agreement as amended hereby.

3.2.     BofA (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transfer and Administration Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transfer and Administration Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV, the Servicer, NSC or the

Originator or the performance or observance by any of the SPV, the Servicer, NSC or the Originator of any of its obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

3.3.     Each of Fifth Third and SMBC (i) confirms that it has received a copy of the Transfer and Administration Agreement and the First Tier Agreement together with copies of the financial statements referred to in Section 6.1(a) of the Transfer and Administration Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, any other Committed Investor, any Conduit Investor, or any Managing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transfer and Administration Agreement and any other Transaction Document; (iii) (A) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (B) in the case of Fifth Third, appoints and authorizes Fifth Third to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto and (C) in the case of SMBC, appoints and authorizes SMBC Nikko Securities America, Inc. to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Transfer and Administration Agreement are required to be performed by it as a Committed Investor.

3.4.     Effective as of the Effective Date, (i) each of Fifth Third and SMBC shall become a party to the Transfer and Administration Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder and under the Transaciton Documents, (ii) there shall be a new Investor Group consisting of Fifth Third as the Committed Investor and Managing Agent, (iii) there shall be a new Investor Group consisting of SMBC as the Committed Investor and SMBC Nikko Securities America, Inc., as Managing Agent and Manhattan Asset Funding Company LLC as the Conduit Investor, (iv) BofA shall, to the extent of the foregoing sales and assignments, relinquish its respective rights and be released from its respective obligations under the Transfer and Administration Agreement, and (v) BofA shall cease to be party to the Transfer and Administration Agreement and the Transaction Documents (including, without limitation, the Fee Letter) and shall have no further rights or obligations thereunder; provided that the provisions of Article IX and Sections 11.11 and 11.12 of the Transfer and Administration Agreement shall continue in effect for BofA’s benefit in respect of any actions taken or omitted to be taken by BofA as “Committed Investor” or “Managing Agent”, as applicable, under the Transfer and Administration Agreement and the other Transaction Documents prior to the Effective Date.  On the Effective Date, after giving effect to the assignment and assumption transactions set forth in this Section 3, the SPV and the Managing Agents shall execute the Fee Letter.

3.5.     From and after the Effective Date, the Administrative Agent shall make all payments under the Transfer and Administration Agreement in respect of the interests assigned hereby (including, without limitation, all payments in respect of such interest in Net Investment, Yield and fees) to the applicable assignees. The assignors and assignees shall make all appropriate adjustments in payments under the Transfer and Administration Agreement for periods prior to the Effective Date directly between themselves.

Section 4.       Representations and Warranties.

4.1.  (a)   Each of the SPV and the Originator hereby represents and warrants that:

(i)  This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms.

(ii)    Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.

                       (b)  The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

Section 5.       Reference to and Effect on the Transfer and Administration Agreement.

5.1.      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.

5.2.     The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3.     Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 6.     CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.     Execution of Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

Section 8.     Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow.]

In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,

as SPV

By: ___/s/ Marta R. Stewart___________________

Name:Marta R. Stewart

Title:Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,

as Originator and as Servicer

By: ___/s/ Marta R. Stewart___________________

Name:Marta R. Stewart

Title:Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By:  __/s/ Marta R. Stewart_____________________

Name:Marta R. Stewart

Title:Vice President and Treasurer

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent and a Committed Investor

By: ___/s/ Christopher Haynes______________

Name:Christopher Haynes

Title:Vice President

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

Victory Receivables Corporation,

as a Conduit Investor

By:__/s/ David V. DeAngelis_____________

Name:David V. DeAngelis

Title:Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as Administrative Agent and a Managing Agent

By:__/s/ Luna Mills____________________

Name:Luna Mills

Title:Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as a Committed Investor

By:__/s/ Lawrence Elkins_______________

Name:Lawrence Elkins

Title:Vice President

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

CRC FUNDING, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By:  _/s/ Steffen Lunde_____________________

Name:Steffen Lunde

Title:Vice President

CAFCO, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By:  _/s/ Steffen Lunde____________________

Name:Steffen Lunde

Title:Vice President

CHARTA, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By:  _/s/ Steffen Lunde____________________

Name:Steffen Lunde

Title:Vice President

CIESCO, LLC, as a Conduit Investor

By:  Citibank, N.A.,

        its attorney-in-fact

By:  _/s/ Steffen Lunde____________________

Name:Steffen Lunde

Title:Vice President

CITIBANK, N.A.,

as a Managing Agent and a Committed Investor

By:__ /s/ Steffen Lunde_________________

Name:Steffen Lunde

Title:Vice President

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

FIFTH THIRD BANK,

as a Managing Agent and a Committed Investor

By:_/s/ Mike Mendenhall________________

Name:Mike Mendenhall

Title:Vice President

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,

as a Managing Agent

By:_/s/ Makoto Tagaya__________________

Name:Makoto Tagaya

Title:President

SUMITOMO MITSUI BANKING CORPORATION,

as a Committed Investor

By:_/s/ David W. Kee___________________

Name:David W. Kee

Title:Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Investor

By: MAF Receivables Corp., its Member

By:_/s/ Irina Kaimova___________________

Name:Irian Kaimova

Title:Vice President

Signature Page to Amendment No. 10 to

Transfer and Administration Agreement

Schedule I to Amendment No. 10 to

Transfer and Administration Agreement

SCHEDULE II
Investor Groups

BTMU Investor Group

Conduit Investor:  Victory Receivables Corporation

Committed Investor:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch:  $120,000,000

Managing Agent:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Citi Investor Group

Conduit Investors:  CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC

Committed Investor:  Citibank, N.A.

Commitment of Citibank, N.A.:  $120,000,000

Managing Agent: Citibank, N.A.

Fifth Third Investor Group

Conduit Investors:  N/A

Committed Investor:  Fifth Third Bank

Commitment of Fifth Third Bank:  $55,000,000

Managing Agent: Fifth Third Bank

SMBC Investor Group

Conduit Investors:  Manhattan Asset Funding Company LLC

Committed Investor:  Sumitomo Mitsui Banking Corporation

Commitment of Sumitomo Mitsui Banking Corporation:  $55,000,000

Managing Agent: SMBC Nikko Securities America, Inc.

Schedule II to Amendment No. 10 to

Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

If to Victory Receivables Corporation:

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

If to The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch:

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

Payment Information:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Account Title: VRC

ABA: 026-009-632

Account Number: 310-051-428

Ref: Thoroughbred Funding Inc.

If to Citibank, N.A.: 390 Greenwich Street, 1st Floor New York, New York 10013 Attn: Junette Earl Fax: (646) 843-3661 Tel: (212) 723-3704
Payment Information: Citibank NA ABA: 021000089 Account Name CRC LLC REDEMPTION A/C Account Number: 40517805
If to CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC or CIESCO, LLC:

c/o Citibank, N.A. 750 Washington Street Stamford, CT 06901 Attn: Bob Kohl Fax: (914) 274-9038 Tel: (203) 975-6383

If to Fifth Third Bank:

Fifth Third Bank

Attn: Kacee Huisinga

Fax: 312-704-4127

Tel: 312-704-6852

Payment Information:

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, OH 45263

ABA:  042000314

Account Name Commercial Loan Wire

Account Number: 72876175

If to SMBC Nikko Securities America, Inc.:

277 Park Avenue, 5th Floor

New York, NY 10172

Attn: Peter Nakhla/Structured Finance Group

Fax: (212) 224-4929

Tel: (212) 224-5370

Payment Information:

Manhattan Asset funding Company LLC

Deutsche Bank Trust Company Americas

ABA: 021-001-033

Account Number: 01-41-9647

Beneficiary: Trust and Securities Services

Payment Details: PORT MANHAFC.3

If to Manhattan Asset Funding Company LLC: c/o SMBC Nikko Securities America, Inc. 277 Park Avenue, 5th Floor New York, NY 10172 Attn: Carolyn Schembri Fax: (212) 224-4929 Tel: (212) 224-5347

If to the SPV:
Thoroughbred Funding, Inc
Three Commercial Place
Norfolk, VA 23510
Fax: (757) 629-2361
Tel: (757) 629-2780

Payment Information:
Wells Fargo Bank, National Association
ABA: 121000248
Account Number: 2000035260855
Ref: Thoroughbred Funding Inc Norfolk, VA

If to the Originator, NSC or the Servicer:

Norfolk Southern Railway Company
Norfolk Southern Corporation
Three Commercial Place
Norfolk, VA 23510
Fax: (757) 629-2361
Tel: (757) 629-2780

If to the Administrative Agent:
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, New York 10020 Attention: Securitization Group Fax: (212) 782-6448 Tel: (212) 782-4911

Payment Information: The Bank of Tokyo-Mitsubishi UFJ, Ltd. Account Title: VRC ABA: 026-009-632 Account Number: 310-051-428 Ref: Thoroughbred Funding Inc.

Schedule III to Amendment No. 10 to

Transfer and Administration Agreement

Upfront Fee Payment Information

For BTMU Investor Group:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Account Name: VRC

ABA #: 026-009-632

Ref: Thoroughbred Funding Inc.

Account #: 310-051-428

For Citi Investor Group:

Citibank, NA

ABA#  021-000-089

Account Name CRC Redemption Acct.

Account # 4051-7805

For Fifth Third Investor Group:

Fifth Third Bank

Account Title: Commercial Loan Wire

ABA #: 042000314

Account Name: Thoroughbred/Norfolk

Ref: CC2101

Account #: 7287-6175

For SMBC Investor Group:

JPMorgan Chase Bank

ABA #: 021-000-021

Account Name: SMBC Nikko Securities America, Inc.

Account #: 140-0-96286

Ref: Manhattan / Norfolk Southern